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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported): August 10, 2000



                         DUKE ENERGY FIELD SERVICES, LLC
             (Exact name of registrant as specified in its charter)



       Delaware                      0-31095                   76-032293
(State of Organization)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

       370 17th Street, Suite 900                                 80202
            Denver, Colorado                                   (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (303) 595-3331

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ITEM 5. OTHER EVENTS

     On August 10, 2000, Duke Energy Field Services, LLC (the "Company") entered into an underwriting agreement with the underwriters named therein to sell $600,000,000 aggregate principal amount of 7 1/2% Notes due 2005, $800,000,000 aggregate principal amount of 7 7/8% Notes due 2010 and $300,000,000 aggregate principal amount of 8 1/8% Notes due 2030.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description of Exhibit


         1.1 Underwriting Agreement among Duke Energy Field Services, LLC and the Underwriters named therein dated as of August 10, 2000.

         3.1 First Amendment to Amended and Restated Limited Liability Company Agreement of Duke Energy Field Services, LLC dated as of August 4, 2000.

         4.1 First Supplemental Indenture between Duke Energy Field Services, LLC and The Chase Manhattan Bank, as trustee, dated as of August 16, 2000.

         4.2 Form of 7 1/2% Notes due 2005 (included in Exhibit 4.1 as Exhibit A thereto).

         4.3 Form of 7 7/8% Notes due 2010 (included in Exhibit 4.1 as Exhibit B thereto).

         4.4 Form of 8 1/8% Notes due 2030 (included in Exhibit 4.1 as Exhibit C thereto).

        10.1 Second Amendment to Parent Company Agreement among Phillips Petroleum Company, Duke Energy Corporation, Duke Energy Field Services, LLC and Duke Energy Field Services Corporation dated as of August 4, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2000

                                       DUKE ENERGY FIELD SERVICES, LLC


                                       By:   /s/ DAVID D. FREDERICK
                                          ------------------------------------
                                          Name:  David D. Frederick
                                          Title: Senior Vice President and Chief
                                                 Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT
  NO.      DESCRIPTION
-------    -----------
   1.1      Underwriting Agreement among Duke Energy Field Services, LLC and the Underwriters named therein dated as of August 10,
            2000.

   3.1      First Amendment to Amended and Restated Limited Liability
            Company Agreement of Duke Energy Field Services, LLC dated as of August 4, 2000.

   4.1      First Supplemental Indenture between Duke Energy Field
            Services, LLC and The Chase Manhattan Bank, as trustee, dated as of August 16, 2000.

   4.2      Form of 7 1/2% Notes due 2005 (included in Exhibit 4.1 as
            Exhibit A thereto).

   4.3      Form of 7 7/8% Notes due 2010 (included in Exhibit 4.1 as
            Exhibit B thereto).

   4.4      Form of 8 1/8% Notes due 2030 (included in Exhibit 4.1 as
            Exhibit C thereto).

  10.1      Second Amendment to Parent Company Agreement among Phillips
            Petroleum Company, Duke Energy Corporation, Duke Energy Field
            Services, LLC and Duke Energy Field Services Corporation dated as of August 4, 2000.